SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
Fleet Home Equity Loan Trust 2001-1
(Exact name or Registrant as specified in its charter)
New York Reg. No.333-53662 Not Required
(State or other jurisdiction of
incorporation)
(Commission File Number) (I.R.S. Employer
Identification Number)
Fleet National Bank
Attention: William Mutterperl, General Counsel
(Address of Seller/Servicer)
100 Federal Street
Boston, Massachusetts 02110
(Address of principal executive offices)
(617) 434-2200 (Telephone Number of Seller/Servicer)
(Registrant's Telephone Number)
Items 1-4.
Item 5. Other Events.
Information from the
Series 2001-1 Noteholders under the Sale and Servicing Agreement dated May 15, 2001 between
Fleet National Bank, as  Seller and Servicer, Fleet Home Equity Loan Trust 2001-1, as the Trust,
Fleet Home Equity Loan LLC, as Depositor, and U.S Bank National Association as Indenture Trustee.
Item 6.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Monthly reports for
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Inapplicable.
Inapplicable.
Series 2001-1.
100 Federal Street
Boston, Massachusetts 02110
Monthly Period is presented for the Fleet Home Equity Loan Trust,
Monthly  Period relating to Fleet Home Equity Loan Asset Backed Notes
June 20, 2002
May 2002
May 2002
(Registrant)
Fleet Home Equity Loan Trust 2001-1
BY: Fleet National Bank
(Seller/Servicer)
Date:
BY:  /s/ JEFFREY A. LIPSON
Name:  Jeffrey A. Lipson
Title:  Vice President
EXHIBIT INDEX
Exhibit
Sequential
Page No.
1.
Loan Asset Backed Notes Series 2001-1.
Monthly reports for
3
Monthly  Period relating to Fleet Home Equity
June 20, 2002
May 2002